SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche U.S. Multi-Factor Fund
The following information is added under the “Main Investments” sub-heading within the “FUND DETAILS” section of the fund’s prospectus.
The fund may also invest in affiliated exchange-traded funds (ETFs). The fund may invest up to 5% of net assets in ETFs, including shares of Deutsche X-trackers Russell 1000 Comprehensive Factor ETF, which invests primarily in equity securities issued by US companies. Deutsche X-trackers Russell 1000 Comprehensive Factor ETF is a series of DBX ETF Trust, which is managed by DBX Advisors LLC. Deutsche Investment Management Americas Inc. and DBX Advisors LLC are subsidiaries of Deutsche Bank AG.
The following disclosure is added under the “MAIN RISKS” section within the “FUND DETAILS” section of the fund's prospectus:
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
The following disclosure is added to the “MANAGEMENT” section contained within the “FUND DETAILS” section of the fund’s prospectus.
The fund may invest in Deutsche X-trackers Russell 1000 Comprehensive Factor ETF, a series of DBX ETF Trust, which is managed by DBX Advisors LLC, one of the Advisor's affiliates. In the case of an investment in Deutsche X-trackers Russell 1000 Comprehensive Factor ETF, the Advisor has agreed to waive management fees equal to the management fee of Deutsche X-trackers Russell 1000 Comprehensive Factor ETF, as applied to the amount of assets invested by the fund in Deutsche X-trackers Russell 1000 Comprehensive Factor ETF.
Please Retain This Supplement for Future Reference
September 26, 2017
PROSTKR-950